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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        December 10, 1997
                                                -------------------------------

                        Physician Support Systems, Inc.
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            (Exact name of registrant as specified in its charter)

          Delaware                33-80731                13-3624081
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(State or other jurisdiction    (Commission             (IRS Employer
     of incorporation)          File Number)         Identification No.)

          Route 230 and Eby-Chiques Road, Mt. Joy, PA        17552
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          (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code      (717) 653-5340
                                                  -----------------------------

                                not applicable
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        (Former name or former address, if changed since last report.)
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Item 5. Other Events.

        On December 10, 1997, Physician Support Systems, Inc. issued the press release attached hereto as Exhibit 99, which is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

    (a) Financial Statements of Businesses Acquired.

    (b) Pro Forma Financial Information

        No information relating to (a) or (b) of this Item is required.


    (c) Exhibits.


   (99) Additional Exhibits. Exhibit 99 - Copy of press release issued by Physician Support Systems, Inc. on December 10, 1997.


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                                  SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                        PHYSICIAN SUPPORT SYSTEMS, INC.

                                        By /s/ David S. Geller
                                           ----------------------------
                                           David S. Geller
                                           Senior Vice President

Date December 10, 1997